CERTIFICATION OF THE CEO AND CFO PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Auxilio, Inc. and Subsidiary (the "Company") on Form 10-QSB for the quarter ending September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Joseph Flynn, Chief Executive Officer and Paul T. Anthony Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.



Date:  May 12, 2006
                              By:  /s/ Joseph Flynn
                                  ---------------------------------------------
                                   Joseph Flynn, Chief Executive Officer




                              By:  /s/ Paul T. Anthony
                                  ---------------------------------------------
                                   Paul T. Anthony, Principal Financial Officer